UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (date of earliest event reported): November 29, 2012

                           China Xibolun Technology Holdings Corporation

 (Exact name of registrant as specified in its charter)

(Formerly known as “Dimus Partners, Inc.)

Nevada (State or other jurisdiction of incorporation)	000-54539 (Commission File Number)	27-1179591 (I.R.S. Employer Identification Number)

No.587, 15th Road, 3rd Avenue,

Binhai Industrial Park, Eco & Tech Development Zone,

Wenzhou, China

Postal Code: 325088

(Address of principal executive offices and zip code)

Phone: +86 13909840703

 (Registrant’s telephone number, including area code)

Copy of Communications To:

Bernard & Yam, LLP

Attn: Bin Zhou, Esq.

401 Broadway, Suite 1708

New York, NY 10013

Phone: 212-219-7783

Facsimile: 212-219-3604

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01. Other Events

Effective on November 29, 2012, the common stock of Dimus Partners, Inc (“Company”) starts to be quoted on the Over The Counter Bulletin Board (“OTCBB”) under the new company name China Xibolun Technology Holdings Corporation and under the new stock symbol CXBL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

China Xibolun Technology Holdings Corporation

(Formerly known as “Dimus Partners, Inc.”)

By:

/s/ Chin Yung Kong

Chin Yung Kong

President, Director, CEO, CFO

Date:

November 30, 2012